                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
                (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)
                                 One South Street
                             Baltimore, Maryland 21202

                            ---------------------------
                                                                August 25, 1999

Dear Shareholder:

     On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. Bankers Trust is the parent of Investment Company Capital Corp., the investment advisor to each Series of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). As a result of the merger, we are asking shareholders of each Series to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).

     Important information about the changes:

     o The merger has no effect on the number of shares you own or the value of those shares.

     o The advisory fees payable under the new advisory agreements have not increased.

     o The investment objective of each Series has not changed.

     In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

     What you need to do:

     o Read all enclosed materials including the Questions & Answers section.

     o Choose one of the following options to vote:

       1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

       2. By Telephone: Call the Toll-Free # on your proxy card.

       3. By Internet: Logon to www.proxyvote.com.

       4. Attend the Shareholder Meeting (details enclosed).

Please note: If you own shares in more than one Series, you will receive more than one proxy card. Please sign and return each proxy card you receive.

                                      Sincerely,


                                      /s/ Richard T. Hale
                                      ----------------------------------
                                      Richard T. Hale
                                      Chairman
                                      Deutsche Banc Alex. Brown
                                      Cash Reserve Fund, Inc.

                                                                August 25, 1999


                                IMPORTANT NEWS
                 FOR SHAREHOLDERS OF DEUTSCHE BANC ALEX. BROWN
                            CASH RESERVE FUND, INC.
              (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Prime, Treasury and Tax-Free Series of the Fund which require a shareholder vote.

                          Q&A: QUESTIONS AND ANSWERS

Q. What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Bankers Trust is the parent of Investment Company Capital Corp. ("ICC"), investment advisor to each Series of the Fund. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services. Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management Americas handles the investment management activities of Deutsche Bank in the Americas, and, as of July 31, 1999, manages $322 billion in assets.

     To ensure that ICC may continue to serve as investment advisor to each Series of the Fund, we are seeking shareholder approval of new advisory agreements. In addition, you are being asked to elect a Board of Directors of the Fund and to modify or eliminate certain of the Series' fundamental investment policies in response to changes in the law.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve new investment advisory agreements following certain types of business combinations. The new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q. How does the merger affect the Fund?

A. Each Series of the Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory agreements contain substantially the same terms and conditions as the investment advisory agreements in effect prior to the merger, except for the dates of execution, effectiveness and initial term. If shareholders do not approve the new advisory agreements, these agreements will no longer continue and the Board of Directors will take such action as it deems to be in the best interests of each Series, and its shareholders.

Q. Have the investment advisory fees remained the same?

A. Yes.

Q. What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q. How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

Q. Where can I get more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.

Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

   o By mail, with the enclosed proxy card(s) and return envelope.

   o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

   o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

   o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No, ICC will bear these costs.

Q. What happens if I own shares in more than one Series?

A. If you have shares of more than one Series in your name at the same address, you will receive separate proxy cards for each Series but only one proxy statement for the account.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

               DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
              (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)

                               One South Street
                           Baltimore, Maryland 21202
                          ---------------------------
                   Notice of Special Meeting of Shareholders

                                October 7, 1999


TO THE SHAREHOLDERS OF DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.:
     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The Special Meeting will be held on Thursday, October 7, 1999, at 2:45 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

    PROPOSAL 1: To consider and act upon a proposal to elect a Board of
                Directors of the Fund (voted on by all shareholders). PROPOSAL 2: To approve a new Investment Advisory Agreement between the
                Fund and Investment Company Capital Corp. with respect to each Series (voted on by shareholders of each Series separately).
    PROPOSAL 3: To eliminate each Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management (voted on by shareholders of each Series separately).

    PROPOSAL 4: To eliminate each Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets (voted on by shareholders of each Series separately).
    PROPOSAL 5: To eliminate each Series' fundamental investment policy concerning investment in securities of other investment companies (voted on by shareholders of each Series separately).
    PROPOSAL 6: To eliminate each Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying each Series' policy on commodities (voted on by shareholders of each Series separately).
    PROPOSAL 7: To eliminate each Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests (voted on by shareholders of each Series separately).
    PROPOSAL 8: To modify each Series' fundamental investment policy concerning borrowing (voted on by shareholders of each Series separately).
    PROPOSAL 9: To modify each Series' fundamental investment policy concerning loans (voted on by shareholders of each Series separately).

     Only shareholders of the Fund at the close of business on August 6, 1999 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ACCOMPANYING YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.



                                                       /s/ Amy M. Olmert
                                                       -----------------------
                                                       Amy M. Olmert
                                                       Secretary
Dated: August 25, 1999

               DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
              (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)


                               One South Street
                           Baltimore, Maryland 21202


                      ---------------------------------
                                PROXY STATEMENT
                      ---------------------------------
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                October 7, 1999


     This Proxy Statement is furnished by the Board of Directors of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, October 7, 1999, at 2:45 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about August 25, 1999.

                                    Summary
                                    -------

     At the Special Meeting, shareholders will be asked to elect a slate of Directors, to approve new Investment Advisory Agreements for the Prime, Treasury and Tax-Free Series of the Fund (each a "Series" and collectively "the Series"), and to consider a number of issues relating to the fundamental investment policies of the Series.

     Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

     Proposal 2 asks shareholders of each of the Prime, Treasury and Tax-Free Series, respectively, to consider a new Investment Advisory Agreement between each Series and Investment Company Capital Corp. ("ICC" or the "Advisor"). This action is necessary because the merger on June 4, 1999 (the "Merger") between Bankers Trust Corporation ("Bankers Trust"), the indirect parent of ICC, and a U.S. subsidiary of Deutsche Bank AG ("Deutsche Bank") may have arguably resulted in an assignment and, therefore, termination of the Fund's prior Investment Advisory Agreements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Series' new Investment Advisory Agreement is identical to its prior Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term.

     Proposals 3 through 9 ask shareholders to approve changes in the fundamental investment policies of each Series. Shareholders are being asked to modify or eliminate certain of the Series' investment policies primarily to update these policies to reflect changes in the law. The changes to a Series' fundamental policies would become effective upon shareholder approval or at such later date as the proper officers of the Fund determine.

     All shareholders of the Fund are entitled to vote on Proposal 1. Proposals 2 through 9 require action by the shareholders of the Prime, Treasury and Tax-Free Series, voting separately. The summary voting table below sets forth all of the Proposals to be acted upon and indicates which Series' shareholders are solicited with respect to each Proposal.



 Proposal Number               Series
 ---------------               ------
        1           All Series together
        2           Prime, Treasury and Tax-Free, separately
        3           Prime, Treasury and Tax-Free, separately
        4           Prime, Treasury and Tax-Free, separately
        5           Prime, Treasury and Tax-Free, separately
        6           Prime, Treasury and Tax-Free, separately
        7           Prime, Treasury and Tax-Free, separately
        8           Prime, Treasury and Tax-Free, separately
        9           Prime, Treasury and Tax-Free, separately


     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received on or before 2:45 p.m. Eastern Time on Thursday, October 7, 1999. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on August 6, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 6,481,274,812.051 shares outstanding, consisting of 4,459,895,223.641 shares of the Prime Series, 853,851,732.400 shares of the Treasury Series and 1,167,527,856.010 shares of the Tax-Free Series. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by ICC and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC. Additional solicitation may be made by Shareholder Communications Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation.

     Upon Request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended March 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three Series of shares: Prime Series, Treasury Series and Tax-Free Series. The Fund is advised by ICC, a wholly owned subsidiary of BT Alex. Brown Incorporated ("BT Alex. Brown") and an indirect subsidiary of Bankers Trust. Prior to June 4, 1999, ICC acted as the investment advisor to each of the Fund's Series pursuant to three separate Investment Advisory Agreements dated September 1, 1997 (the "Prior Advisory Agreements"). The Prior Advisory Agreements were arguably assigned and, therefore, terminated, by the Merger on June 4, 1999. Under an exemptive order issued by the Securities and Exchange Commission (the "SEC") on May 25, 1999, ICC has served as investment advisor since the closing date of the Merger pursuant to three new Investment Advisory Agreements (the "New Advisory Agreements") that are substantially identical to the Prior Investment Advisory Agreements. It is proposed that shareholders approve the New Advisory Agreements. (See Proposal 2, below.)

PROPOSAL 1: To consider and act upon a proposal to elect a Board of
            Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, and Robert H. Wadsworth (each a "Nominee" and collectively the "Nominees"). All of the Nominees are currently members of the Board of Directors except Messrs. Burt and Wadsworth. Ms. Rimel and Messrs. Hale, Levy, McDonald and Semans, were last elected by a vote of shareholders on August 14, 1997. Mr. Hardiman was appointed by the Board of Directors to fill a vacancy on the Board and has not previously been elected by the shareholders. Messrs. James J.

Cunnane and Carl W. Vogt, who are currently members of the board, are not seeking reelection and will resign from the Board effective upon the election of their successors. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after the Merger.

     At a meeting held on July 28, 1999, the nominating committees (with each committee comprised of four independent directors) of the Boards of Directors of the Deutsche Funds, Inc. ("Deutsche Funds") and the Deutsche Portfolios recommended to the full Boards the nomination of Ms. Rimel and Messrs. Hale, Hardiman, Levy, McDonald and Semans to each Board. If approved by the full Boards of the Deutsche Funds and the Deutsche Portfolios, and if subsequently approved by the shareholders, they will serve as directors of the Deutsche Funds and the Deutsche Portfolios. The Deutsche Funds and the Deutsche Portfolios are advised by a subsidiary of Deutsche Bank.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of May 31, 1999, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.

                                                                                    Shares
                                                                                 Beneficially
    Name and Position                 Business Experience During the Past         Owned as of
      with the Fund        Age     Five Years (including all directorships)     May 31, 1999**    Percentage
------------------------  -----  --------------------------------------------  ----------------  -----------
 Richard T. Hale*         54     Managing Director, Deutsche Asset                  59,646.64    ***
   Director since 1989           Management Americas; Managing Director,
   Chairman since 1997           BT Alex. Brown Incorporated; Director and
                                 President, Investment Company Capital
                                 Corp. (registered investment advisor); and
                                 Chartered Financial Analyst. Director of 10
                                 funds in the Fund Complex.****

                                                                                      Shares
                                                                                   Beneficially
   Name and Position                 Business Experience During the Past           Owned as of
     with the Fund        Age      Five Years (including all directorships)       May 31, 1999**     Percentage
-----------------------  -----  ---------------------------------------------  -------------------  -----------
Richard R. Burt          52     Chairman, IEP Advisors, Inc.; Chairman of             None          ***
  Nominee                       the Board, Weirton Steel Corporation;
                                Member of the Board, Archer Daniels
                                Midland Company (agribusiness
                                operations), Hollinger International Inc.
                                (publishing), Homestake Mining Company
                                (mining and exploration), HCL
                                Technologies (information technology) and
                                Anchor Technologies (gaming software and
                                equipment); Director, Mitchell Hutchins
                                family of funds and Deutsche Funds, Inc.;
                                and Trustee, Deutsche Portfolios (registered
                                investment companies); and Member,
                                Textron Corporation International Advisory
                                Council. Formerly, Partner, McKinsey &
                                Company (consulting), 1991-1994; and
                                U.S. Chief Negotiator in Strategic Arms
                                Reduction Talks (START) with former
                                Soviet Union and U.S. Ambassador to the
                                Federal Republic of Germany, 1985-1991.
                                Nominee for Director of 8 funds in the
                                Fund Complex.

Joseph R. Hardiman       62     Private Equity Investor and Capital                 1,171,987.39    ***
  Director since 1998           Markets Director Consultant; and Director,             4,645.03+
                                Wit Capital Group (registered broker
                                dealer) and The Nevis Fund (registered
                                investment company). Formerly, Director,
                                Circon Corp. (medical instruments),
                                November 1998-January 1999; President
                                and Chief Executive Officer, The National
                                Association of Securities Dealers, Inc. and
                                The NASDAQ Stock Market, Inc.,
                                1987-1997; Chief Operating Officer of
                                Alex. Brown & Sons Incorporated,
                                1985-1987; and General Partner, Alex.
                                Brown & Sons Incorporated (now BT
                                Alex. Brown Incorporated), 1976-1985.
                                Director of each fund in the Fund
                                Complex.

                                                                                   Shares
                                                                                Beneficially
   Name and Position                 Business Experience During the Past         Owned as of
     with the Fund        Age     Five Years (including all directorships)     May 31, 1999**    Percentage
-----------------------  -----  --------------------------------------------  ----------------  -----------
Louis E. Levy            66     Director, Kimberly-Clark Corporation               None         ***
  Director since 1994           (personal consumer products) and
                                Household International (finance and
                                banking). Formerly, Chairman of the
                                Quality Control Inquiry Committee and
                                American Institute of Certified Public
                                Accountants 1992-1998; Trustee, Merrill
                                Lynch Funds for Institutions, 1991-1993;
                                Adjunct Professor, Columbia
                                University-Graduate School of Business,
                                1991-1992; and Partner, KPMG Peat
                                Marwick, retired 1990. Director of each
                                fund in the Fund Complex.

Eugene J. McDonald       67     President, Duke Management Company                 None         ***
  Director since 1995           (investments); Executive Vice President,
                                Duke University (education, research and
                                health care); Executive Vice Chairman and
                                Director, Central Carolina Bank & Trust
                                (banking); and Director, Victory Funds
                                (registered investment companies).
                                Formerly, Director, AMBAC Treasurers
                                Trust (registered investment company) and
                                DP Mann Holdings (insurance). Director of
                                each fund in the Fund Complex.

Rebecca W. Rimel         48     President and Chief Executive Officer, The         None         ***
  Director since 1995           Pew Charitable Trusts (charitable funds);
                                and Director and Executive Vice President,
                                The Glenmede Trust Company (investment
                                trust and wealth management). Formerly,
                                Executive Director, The Pew Charitable
                                Trusts. Director of 11 funds in the Fund
                                Complex.

Truman T. Semans*        72     Vice Chairman, Brown Investment                  3,289,666.45   ***
  Director since 1995           Advisory & Trust Company (formerly,
                                Alex. Brown Capital Advisory & Trust
                                Company); Director, Investment Company
                                Capital Corp. (registered investment
                                advisor); and Director and Chairman, the
                                Executive Committee of Virginia Hot
                                Springs, Inc. (property management).
                                Formerly, Managing Director, BT Alex.
                                Brown Incorporated; and Vice Chairman,
                                Alex. Brown & Sons Incorporated (now
                                BT Alex. Brown Incorporated). Director of
                                10 funds in the Fund Complex.

                                                                                   Shares
                                                                                Beneficially
  Name and Position                 Business Experience During the Past          Owned as of
    with the Fund       Age      Five Years (including all directorships)      May 31, 1999**    Percentage
---------------------  -----  ----------------------------------------------  ----------------  -----------
Robert H. Wadsworth    59     President, The Wadsworth Group                  None              ***
  Nominee                     (registered investment advisor), First Fund
                              Distributors, Inc. (registered broker-dealer)
                              and Guinness Flight Investment Funds;
                              Director, The Germany Fund, Inc., The
                              New Germany Fund, Inc., The Central
                              European Equity Fund, Inc., and Deutsche
                              Funds, Inc.; Trustee, Deutsche Portfolios;
                              and Vice President, Professionally Managed
                              Portfolios and Advisors Series Trust
                              (registered investment companies).
                              Nominee for Director of 8 funds in the
                              Fund Complex.

----------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been provided by each Nominee for Director of the Fund.
*** As of May 31, 1999, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.
**** The "Fund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory or administrative services.
   + Mr. Hardiman disclaims beneficial ownership of these shares as they are held by his wife.

Compensation of Directors

     Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' (defined below) fees attributable to the assets of the Fund totaled $137,888. Officers of the Fund, except the Fund's President, receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management Americas or its affiliates may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer between 50% and 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Ms. Rimel and Messrs. Cunnane, Levy, McDonald and Vogt have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from among various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1999 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                          Aggregate      Pension or Retirement     Total Compensation      Number of Funds
                                         Compensation     Benefits Accrued as         from the Fund        in Fund Complex
                                           Payable            Part of Fund          and Fund Complex      for which Director
          Name and Position             from the Fund           Expenses          Payable to Directors          Serves
-------------------------------------  ---------------  -----------------------  ----------------------  -------------------
Richard T. Hale, Chairman(1) ........    $       0               $ 0                     $     0                  10
Truman T. Semans, Director(1) .......    $       0               $ 0                     $     0                  10
James J. Cunnane, Director ..........    $  25,427(2)             (3)                    $39,000                  13(4)
Joseph R. Hardiman, Director(5) .....    $  20,384                (3)                    $29,250                  11(6)
John F. Kroeger, Director(7) ........    $  24,230                (3)                    $36,750                  13(4)
Louis E. Levy, Director .............    $  30,300(2)             (3)                    $46,500                  13(4)
Eugene J. McDonald, Director ........    $  28,656(2)             (3)                    $44,000                  13(4)
Rebecca W. Rimel, Director ..........    $  26,232(2)             (3)                    $39,000                  12(4,6)
Carl W. Vogt, Director ..............    $  25,982(2)             (3)                    $39,000                  13(4,6)

----------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) Of the amounts payable to Ms. Rimel and Messrs. Cunnane, Levy, McDonald and Vogt, $25,823, $25,427, $23,250, $28,656, and $25,982, respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors and the Fund's President, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1999 was $287,906.
(4) One of these Funds ceased operations on July 29, 1998.
(5) Appointed to the Board on September 27, 1998.
(6) Ms. Rimel receives and Messrs. Vogt and Hardiman received (prior to their appointment or election as Director to all of the funds in the Fund complex) proportionately higher compensation from each fund for which they serve as a Director.
(7) Retired, effective September 27, 1998. Deceased on November 26, 1998.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Plan has two Participants, a Director who retired effective December 31, 1994 and Harry Woolf, the Fund's President, who retired as a Director effective December 31, 1996. These Participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned in his or her last year of service. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1998, are as follows: Ms. Rimel (3) and Messrs. Cunnane (4), Hardiman (0), Levy (4), McDonald (6) and Vogt (3).


       Estimated Annual Benefits Payable By Fund Complex Upon Retirement

                           Chairmen of Audit
Years of Service       and Executive Committees     Other Participants
-------------------   --------------------------   -------------------
  6 years                       $ 4,900                  $ 3,900
  7 years                       $ 9,800                  $ 7,800
  8 years                       $14,700                  $11,700
  9 years                       $19,600                  $15,600
 10 years or more               $24,500                  $19,500

Meetings and Committees of the Board of Directors

     There were four regular meetings of the Board of Directors held during the fiscal year ended March 31, 1999. All incumbent Directors attended all of the meetings held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1999, were Ms. Rimel and Messrs. Levy (Chairman), Cunnane, Hardiman, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was Chairman of the Audit and Compliance Committee until his retirement. If elected Messrs. Burt and Wadsworth will become members of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1999. All incumbent members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1999, were Ms. Rimel and Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 1999. All incumbent members, except Mr. Vogt, attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1999 were Ms. Rimel, and Messrs. Cunnane (Chairman), Hardiman, Levy, McDonald and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended March 31, 1999.

     The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee during the fiscal year ended March 31, 1999 were Ms. Rimel and Messrs. McDonald (Chairman), Cunnane, Levy, Hardiman and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Executive Committee. The Executive Committee was formed on September 28, 1998, and met twice during the fiscal year ended March 31, 1999. All incumbent members attended the meetings during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of the fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

Board Approval of the Election of Directors

     At meetings of the Board of Directors held on March 30, 1999 and July 28, 1999, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                           SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve a new Investment Advisory Agreement between the Fund and
            Investment Company Capital Corp. with respect to each Series.

General Information

     ICC is the Fund's investment advisor with respect to each Series. ICC is an indirect, wholly owned subsidiary of Bankers Trust. On November 30, 1998, Bankers Trust, Deutsche Bank AG and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned, New York subsidiary of Deutsche Bank, merged with and into Bankers Trust on June 4, 1999, with Bankers Trust continuing as the surviving entity. Under the terms of the Merger, each outstanding share of Bankers Trust common stock was converted into the right to receive $93 in cash, without interest.

     As a result of the Merger, Bankers Trust became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, mutual fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Group"). At March 31, 1999, the Deutsche Bank Group had total assets of U.S. $727 billion. The

Deutsche Bank Group's capital and reserves at March 31, 1999 were U.S. $19.6 billion. Since the Merger, Bankers Trust and ICC and along with their affiliates, have continued to offer the same range of financial products and services, including investment advisory services, that they offered prior to the Merger.

     The Merger on June 4, 1999 may have resulted in an assignment, and therefore a termination, of the Prior Advisory Agreements under the 1940 Act. In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the New Advisory Agreement or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Advisory Agreements (attached as Exhibit A, B and C) on March 30, 1999. Each New Advisory Agreement is identical to its corresponding Prior Advisory Agreement, except for the dates of execution, effectiveness and initial term.

     On May 25, 1999, ICC was granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission ("SEC") permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreements during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreements are approved by the shareholders of each Series (the "Interim Period"). Under the terms of the Exemptive Order, ICC is allowed to receive advisory fees during the Interim Period pursuant to the New Advisory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to ICC under the New Advisory Agreements have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until shareholder approval of the New Advisory Agreements has been obtained. If a New Advisory Agreement is not approved by the shareholders of a Series by the expiration of the Interim Period, the fees held in escrow with respect to that Series will be remitted to the Fund. As of July 31, 1999, the amount escrowed for the Prime Series totaled $1,793,264.24, the amount escrowed for the Treasury Series totaled $271,118.58 and the amount escrowed for the Tax-Free Series totaled $517,886.90.

     ICC does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Series. Nor does ICC anticipate that the Merger will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreements or to operate its business in a manner consistent with past business practices.

The Prior Advisory Agreements

     Prior to June 4, 1999, ICC served as investment advisor to each Series pursuant to Prior Advisory Agreements dated September 1, 1997. Each Prior Advisory Agreement was initially approved by the shareholders on August 14, 1997. The Prior Advisory Agreements were last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

The New Advisory Agreements

     Other than the dates of execution, effectiveness and initial term, each New Advisory Agreement is identical to its corresponding Prior Advisory Agreement. The terms of the New Advisory Agreements are summarized below and are qualified by reference to Exhibits A, B and C.

     Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Fund under each New Advisory Agreement will be the same as it was under the corresponding Prior Advisory Agreement. If the investment advisory fees under the New Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, ICC would have received the same compensation as it received under the Prior Advisory Agreements.

     The New Advisory Agreements. The New Advisory Agreements provide that the Advisor, in return for its fee, will (a) supervise and manage all aspects of the Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Series; (c) provide the Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Series with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Series, and whether concerning the individual issuers whose securities are included in the Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Series; (f) determine which issuers and securities shall be represented in the Series and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to the Series; (h) supervise the operations of the Series' transfer and dividend disbursing agent; (i) provide the Series with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities which may be required of the Series. Subject to the approval of the Board and the Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

     Under the Prime Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Prime Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the

Fund's net assets. In addition, the Fund pays ICC a fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

     Under the Treasury Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at an annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Treasury Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets.

     Under the Tax-Free Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at an annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Tax-Free Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Fund pays ICC a fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.03% of the Tax-Free Series' average daily net assets.

     The New Advisory Agreements provide that the Advisor will furnish, subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Series. These expenses include, but are not limited to, the Series' portion of payments to the Fund's distributor under the Fund's plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; and broker's commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party. Additional information regarding other Fund expenses is included in the New Advisory Agreements attached as Exhibits A, B and C.

     The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment advisory and corporate, administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Advisor, to the extent permitted by law.

     Following the expiration of its initial two-year term, the New Advisory Agreements will continue in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The New Advisory Agreements may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of a Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

     The New Advisory Agreements obligate the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

     Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, unanimously approved the New Advisory Agreements and recommended the New Advisory Agreements for approval by shareholders. In evaluating the New Advisory Agreements, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that each Prior Advisory Agreement is substantially identical to its corresponding New Advisory Agreement, including the terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund.

     The Board was assured on behalf of Bankers Trust and Deutsche Bank that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met:

     1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Bankers Trust and Deutsche Bank, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f).

     2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Bankers Trust and Deutsche Bank are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Bankers Trust and Deutsche Bank have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Bankers Trust and Deutsche Bank that no material change was planned in the current management or facilities of ICC.

     The Board was also informed of the resources of Deutsche Bank that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Deutsche Bank's experience as advisor and service provider to two families of U.S. mutual funds as well as numerous non-U.S. mutual funds.

     The Board also considered other effects on the Fund of ICC becoming an affiliated person of Deutsche Bank. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Deutsche Bank. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Deutsche Bank acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Bankers Trust acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Deutsche Bank is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Bankers Trust is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of the New Advisory Agreements, would be borne by the Advisor.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements and voted to recommend each for approval by shareholders.

     Additional Information. On March 11, 1999, Bankers Trust Company, a separate subsidiary of Bankers Trust, announced that it had reached an agreement with the

United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust after these events took place. Pursuant to its agreement with the U.S. Attorney's office, Bankers Trust Company pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust Company's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or management activities provided by ICC to the Series.

     As a result of the pleas, absent an order from the SEC, ICC would not be able to continue as Advisor. The SEC has granted Bankers Trust Company a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust Company and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust Company, pursuant to
Section 9(c) of the 1940 Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the 1940 Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order. If the SEC refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.


Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of June 30, 1999 approximately $10 billion, including assets of the Fund and the assets of ICC's other clients. ICC is a wholly owned subsidiary of BT Alex. Brown and an indirect, wholly owned subsidiary of Bankers Trust. The principal address of ICC and BT Alex. Brown is One South Street, Baltimore, Maryland, 21202 and the principal address of Bankers Trust is 130 Liberty Street, New York, New York, 10006. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. The principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

     Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICC and other asset management affiliates of Deutsche Bank.

     The following information is provided for each Director and the principal executive officer of ICC.


               Directors and Principal Executive Officer of ICC

Name and Position
with the Advisor             Address                       Principal Occupation
--------------------------   ---------------------------   -----------------------------------
Richard T. Hale              One South Street              Managing Director,
  Director and President     Baltimore, Maryland 21202     Deutsche Asset Management Americas

Margaret-Mary V. Preston     One South Street              Managing Director,
  Director                   Baltimore, Maryland 21202     BT Alex. Brown Incorporated

Mayo A. Shattuck III         One South Street              President, Chief Operating Officer
  Director                   Baltimore, Maryland 21202     and Director,
                                                           BT Alex. Brown Incorporated
Truman T. Semans             Furness House                 Vice Chairman,
  Director                   19 South Street               Brown Investment Advisory &
                             Baltimore, Maryland 21202     Trust Company

     For the fiscal year ended March 31, 1999, the Fund paid ICC an aggregate fee of $14,541,722 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $2,644,584 for transfer agency services provided to the Fund and $439,878 for accounting services provided to the Fund. For the same period, the Fund paid $604,985 to Bankers Trust Company for custody services provided to the Fund.

     ICC does not provide investment advisory services to any other funds with investment objectives similar to the Fund.

     As of June 4, 1999, to the Fund management's knowledge as provided by the Directors of the Fund, the following Directors of the Fund beneficially owned shares of Bankers Trust that were converted into the right to receive $93 per share in cash, without interest, pursuant to the terms of the Merger. Mr. Hale, Chairman and a Director of the Fund and President and a Director of ICC, beneficially owned 74,190 shares of Bankers Trust. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned 329 shares of Bankers Trust.

Shareholder Approval of the New Advisory Agreements

     Approval of each New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the corresponding Series (as defined in the 1940 Act). In the event that shareholders of a Series do not approve that Series' New Advisory Agreement, the Board will take such action as it deems in the best interest of the Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement.

                         THE BOARD OF DIRECTORS RECOMMENDS
              THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR APPROVAL
                          OF ITS NEW ADVISORY AGREEMENT.

PROPOSAL 3. To eliminate each Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

     At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to investing in companies for control purposes. Currently, each Series has a fundamental investment policy stating that:

     No Series will buy common stocks or voting securities or invest in companies for the purpose of exercising control or management.

     If shareholders approve, this policy will be eliminated.

     The primary purpose of this proposal is to remove each Series' fundamental investment policy regarding investment for control purposes in light of current law and regulatory interpretations. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. Because the Fund does not invest in voting securities of companies, it is unlikely that a Series would invest in a company for the purposes of exercising control. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
             SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION
                 OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY
                    CONCERNING INVESTMENTS IN COMPANIES FOR
               THE PURPOSES OF EXERCISING CONTROL OR MANAGEMENT.

PROPOSAL 4. To eliminate each Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

     At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to pledging, mortgaging, or hypothecating assets. Currently, each Series has a fundamental investment policy stating that:

    No Series will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of a Series' total assets at the time of borrowing or entering into a reverse repurchase agreement.

    If shareholders approve, this policy will be eliminated.

     The primary purpose of this Proposal is to remove each Series' fundamental investment policy on pledging, mortgaging or hypothecating assets in light of current law and regulatory changes. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Series will continue to operate under current legal limitation on borrowing and the elimination of this policy is not expected to significantly affect the way the Series are managed or the way securities or insturments are selected for the Series. However, the Directors are requesting approval of the Proposal to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE ELIMINATION OF EACH SERIES'
                   FUNDAMENTAL INVESTMENT POLICY CONCERNING
                 PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS.

PROPOSAL 5. To eliminate each Series' fundamental investment policy concerning investment in securities of other investment companies.

     At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy concerning investment in the securities of other investment companies. Currently, each Series has a fundamental investment policy stating that:

    No Series will acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    If shareholders approve, this policy will be eliminated.

    The primary purpose of this Proposal is to remove each Series' fundamental investment policy on investing in the securities of other investment companies in light of current law and regulatory changes. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Directors believe that removing this policy will provide the Series with increased flexibility in making investment decisions. As a matter of operating policy, each Series will invest in the securities of other investment companies only to the extent permitted by the 1940 Act.

    If the Proposal is approved, each Series may invest in securities of investment companies, subject to the limitations of the 1940 Act and the Series' investment objectives and policies. The ability of mutual funds, such as the Series, to invest in other investment companies is restricted by the 1940 Act, and the rules and regulations thereunder. Under these rules and regulations, a Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Series owns more than 3% of the total voting stock of the other company, securities issued by one investment company represent more than 5% of a Series' total assets, or securities issued by all investment companies represent more than 10% of the total assets of a Series. In addition, money market funds, such as the Series, must comply with the requirements of Rule 2a-7 under the 1940 Act which also may limit the Series' ability to invest in securities of investment companies.

     Approval of the policy is not expected to significantly affect the way a Series is managed because the Series have no present intention of investing in the securities of other investment companies. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE ELIMINATION OF EACH SERIES'
                   FUNDAMENTAL INVESTMENT POLICY CONCERNING
            INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES.


PROPOSAL 6: To eliminate each Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying each Series' policy on commodities.

     At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to short sales, purchasing securities on margin, and investing in puts and calls and the modification of each Series' policy on commodities. Currently, each Series has a fundamental investment policy stating that:

    No Series will purchase or sell commodities or commodities futures contracts, purchase securities on margin, make short sales or invest in puts and calls.

     If shareholders approve, each Series fundamental investment policy would state that:

    No Series will purchase or sell commodities or commodities contracts, provided that each Series may invest in financial futures and options on such futures.

     The primary purpose of this Proposal is to eliminate each Series' fundamental investment policies on short sales, purchasing securities on margin, and investing in puts and calls and to modify each Series' policy on commodities in light of current law and regulatory changes. These policies were initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The 1940 Act requires the Fund to have a policy with respect to commodities. The modified policy contained in the Proposal will satisfy the 1940 Act without imposing unnecessary investment restrictions. Currently, pursuant to the requirements of Rule 2a-7 under the 1940 Act, the Series are not permitted to engage in short sales or margin sales or invest in puts, calls, futures or options on futures. As a result, the elimination of each Series' policies on short sales, margin sales, puts and calls, and the modification of each Series' policy on commodities to permit investments in futures and related options is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for the Series. However, the Directors are requesting approval of the Proposal to eliminate several unnecessary investment policies and are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE ELIMINATION OF EACH SERIES'
                   FUNDAMENTAL INVESTMENT POLICY CONCERNING
                 SHORT SALES, PURCHASING SECURITIES ON MARGIN, AND INVESTING IN PUTS AND CALLS AND MODIFYING
                      EACH SERIES' POLICY ON COMMODITIES.

PROPOSAL 7: To eliminate each Series' fundamental investment policy concerning purchases of oil, gas or mineral interests.

     At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to purchasing oil, gas or mineral interests. Currently, each Series has a fundamental investment policy stating that:

    No Series will purchase oil, gas or mineral interests (a Series may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

    If shareholders approve, this policy will be eliminated.

    The primary purpose of this Proposal is to remove each Series' fundamental investment policy regarding purchases of oil, gas or mineral interests. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Series have no present intention to invest directly in oil, gas or mineral interests. Further, pursuant to the requirements of Rule 2a-7 under the 1940 Act, the Series are not permitted to directly invest in oil, gas or mineral interests. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE ELIMINATION OF EACH SERIES'
                   FUNDAMENTAL INVESTMENT POLICY CONCERNING
                  PURCHASES OF OIL, GAS OR MINERAL INTERESTS.

PROPOSAL 8. To modify each Series' fundamental investment policy concerning borrowing.

     At the Special Meeting, the shareholders of each Series will vote regarding the modification of each Series' fundamental investment policy on borrowing. Currently, the Series have fundamental investment policies stating that:

    No Series will borrow money or issue senior securities, except that (i) any Series may borrow money from banks for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing, provided that any such borrowings are repaid prior to the purchase of additional portfolio securities; (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program.

     If shareholders approve the Proposal, the Series' fundamental investment policies would state that:

    No Series will borrow money or issue senior securities except that (i) any Series may borrow money for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing; (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program.

     The primary purpose of this proposal is to modify the Fund's fundamental investment policy on borrowing to provide each Series with increased investment flexibility. The 1940 Act requires all mutual funds to adopt a fundamental investment policy regarding borrowing. The Proposal will permit each Series to meet its regulatory requirements under the 1940 Act, while allowing each Series increased flexibility in making investment decisions. Under its current policy, each Series may borrow only from banks. If the Proposal is approved, each Series could borrow from institutions other than banks, to the extent permitted by law. Approval of the Proposal is not expected to significantly affect the way a Series is managed because the Series have no present intention to borrow from institutions other than banks. However, the Directors are requesting approval of this policy to provide the Series with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE MODIFICATION OF EACH SERIES'
                          FUNDAMENTAL INVESTMENT POLICY
                             CONCERNING BORROWING.

PROPOSAL 9. To modify each Series' fundamental investment policy concerning loans.

    At the Special Meeting, the shareholders of the Series will vote regarding the modification of the Series' fundamental investment policy on loans. Currently, each Series has a fundamental investment policy stating that:

    No Series will lend money or securities except to the extent that a Series' investments may be considered loans.

    If shareholders approve, each Series' fundamental investment policy would state that:

    No Series will make loans, except that each Series may purchase or hold debt instruments in accordance with its respective investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.

    The primary purpose of this Proposal is to modify the Series' fundamental investment policy concerning loans to permit each Series to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. The Proposal will permit each Series to meet its regulatory requirements under the 1940 Act, while permitting the Series increased investment flexibility to loan its portfolio securities. If the proposal is approved, each Series would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Series to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.

    The Proposal would also make clear that each Series can enter into repurchase agreements. Repurchase agreements are transactions in which the Series purchases a security and simultaneously commits to resell the security to the seller (a bank or broker-dealer) at a mutually agreed upon date and time. Repurchase agreements may be viewed as a fully collateralized loan of money by the Series to the seller.

    Approval of the Proposal is not expected to significantly affect the way a Series is managed because the Series have no present intention to engage in securities lending. However, the Directors are requesting approval of this policy to provide the

Series with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.


                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                        THE SHAREHOLDERS OF EACH SERIES
                   VOTE FOR THE MODIFICATION OF EACH SERIES'
                FUNDAMENTAL INVESTMENT POLICY CONCERNING LOANS.


ADDITIONAL INFORMATION

Directors and Executive Officers

     Information about the Fund's current Directors and principal executive officers, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.

                                                                                      Shares
                                              Business Experience                  Beneficially
   Name and Position                      During the Past Five Years,              Owned as of
     With the Fund        Age             including all Directorships              May 31, 1999     Percentage
-----------------------  -----  ----------------------------------------------  -----------------  -----------
Richard T. Hale*         54     See "Information Regarding Nominees."               59,646.64      **
  Director since 1989
  Chairman since 1997

James J. Cunnane         61     Managing Director, CBC Capital (merchant             None          **
  Director since 1994           banking); and Director, Net.World (telecommu-
                                nications). Director of each fund in the Fund
                                Complex.

Joseph R. Hardiman       62     See "Information Regarding Nominees."            1,171,987.39      **
  Director since 1998                                                               4,645.03 +

Louis E. Levy            66     See "Information Regarding Nominees."                 None         **
  Director since 1994

Eugene J. McDonald       67     See "Information Regarding Nominees."                 None         **
  Director since 1992

Rebecca W. Rimel         48     See "Information Regarding Nominees."                 None         **
  Director since 1995

                                                                                           Shares
                                                 Business Experience                    Beneficially
    Name and Position                        During the Past Five Years,                Owned as of
      With the Fund        Age               including all Directorships                May 31, 1999     Percentage
------------------------  -----  --------------------------------------------------  -----------------  -----------
Truman T. Semans*         72     See "Information Regarding Nominees."               3,289,666.45       **
  Director since 1995

Carl W. Vogt, Esq.        63     Senior Partner, Fulbright & Jaworski L.L.P.               None         **
  Director since 1996            (law); and Director, Yellow Corporation (truck-
                                 ing) and American Science & Engineering
                                 (x-ray detection equipment). Formerly, Chair-
                                 man and Member, National Transportation
                                 Safety Board; Director, National Railroad Pas-
                                 senger Corporation (Amtrak); and Member,
                                 Aviation System Capacity Advisory Committee
                                 (Federal Aviation Administration). Director of
                                 each fund in the Fund Complex.

Harry Woolf               76     Professor-at-Large Emeritus, Institute for             42,624.38       **
  President since 1997           Advanced Study; and Director, Family Health
                                 International (non-profit research and education)
                                 and Research America (non-profit medical
                                 research). Formerly, Director, ATL and
                                 Spacelabs Medical Corp. (medical equipment);
                                 Trustee, Reed College (education) and Rock-
                                 efeller Foundation; and Director, Merrill Lynch
                                 Cluster C Funds and Flag Investors/ISI and
                                 Deutsche Banc Alex. Brown Cash Reserve
                                 Fund, Inc. Fund Complex (registered invest-
                                 ment companies).

Amy M. Olmert             36     Vice President, Deutsche Asset Management                 None         **
  Secretary since 1997           Americas since 1999; and Vice President, BT
                                 Alex. Brown Incorporated, 1997-1999. For-
                                 merly, Senior Manager, Coopers & Lybrand
                                 L.L.P. (now PricewaterhouseCoopers LLP),
                                  1988-1997.

Charles A. Rizzo          42     Vice President and Department Head, Deutsche              None         **
  Treasurer since 1999           Asset Management Americas since 1999; and
                                 Vice President and Department Head, BT Alex.
                                 Brown Incorporated 1998-1999. Formerly,
                                 Senior Manager, PricewaterhouseCoopers, LLP,
                                  1993-1998.

                                                                                      Shares
                                               Business Experience                 Beneficially
   Name and Position                       During the Past Five Years,              Owned as of
     With the Fund        Age              including all Directorships             May 31, 1999    Percentage
-----------------------  -----  ------------------------------------------------  --------------  -----------
Tracie E. Richter        31     Vice President, Deutsche Asset Management         None            **
  Assistant Secretary           Americas since 1999; and Treasurer and Chief
  since 1999                    Financial Officer, Morgan Grenfell Investment
                                Trust 1998-present; and Vice President, Morgan
                                Grenfell Inc., 1998-1999. Formerly, Vice Presi-
                                dent, Bankers Trust Company, 1996-1998; and
                                Tax Associate, Goldman Sachs Asset Manage-
                                ment, 1993-1996.

Daniel O. Hirsch         45     Director, Deutsche Asset Management Americas      1,000.00        **
  Assistant Secretary           since 1999; and Principal, BT Alex. Brown
  since 1999                    Incorporated, 1998-1999. Formerly, Assistant
                                General Counsel, United States Securities and
                                Exchange Commission, 1993-1998.

----------------
 * Denotes an individual who is an "interested person" as defined in the 1940
   Act.

** As of May 31, 1999 the Directors and officers of the Fund as a group
   (13 persons) beneficially owned an aggregate of less than 1% the Fund.

+ Mr. Hardiman disclaims beneficial ownership of these shares as they are held by his wife.

Investment Advisor

     See "Investment Company Capital Corp." on page 17 for additional information concerning the Advisor.

Principal Underwriter

     ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended March 31, 1999, the Fund paid no brokerage commissions to BT Alex. Brown or its affiliates.

Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending March 31, 2000. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners


     To the knowledge of Fund management, as of the Record Date, no person beneficially owned 5% or more of the outstanding shares of a Series of the Fund.

Submission of Shareholder Proposals

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 through 9 requires the affirmative vote of a majority of the outstanding voting securities of each Series of the Fund, voting separately. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Series means the vote of (i) 67% or more of the applicable Series' outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of that Series are present or represented by proxy, or (ii) more than 50% of that Series' outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 through 9. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposals 1 and 2 when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPE CIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ACCOMPANYING YOUR PROXY CARD.

                                                By Order of the Directors,


                                                /s/ Amy M. Olmert
                                                --------------------------
                                                Amy M. Olmert
                                                Secretary




Dated: August 25, 1999

                                                                      EXHIBIT A

                     FORM OF INVESTMENT ADVISORY AGREEMENT
               DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
                                 PRIME SERIES

     THIS AGREEMENT is made as of the 4th day of June, 1999 by and between DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Prime Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

         (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

         (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

         (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

         (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    7. Delegation of Responsibilities.

         (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Prime Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the Prime Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                             DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND,
                                   INC.



Attest:                            By
       ---------------------         -----------------------------------------

                                   Name:
                                   Title:



[SEAL]                             INVESTMENT COMPANY CAPITAL CORP.



Attest:                            By
       ---------------------         -----------------------------------------

                                   Name:
                                   Title:

                                                                      Exhibit B


                     FORM OF INVESTMENT ADVISORY AGREEMENT
       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. TREASURY SERIES

     THIS AGREEMENT is made as of the 4th day of June, 1999 by and between DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Treasury Series (the "Treasury Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Treasury Series. The Advisor shall manage the Treasury Series' affairs and shall supervise all aspects of the Treasury Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Treasury Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Treasury Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Treasury Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Treasury Series;

         (c) provide the Treasury Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Treasury Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series;

         (f) determine which issuers and securities shall be represented in the Treasury Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Treasury Series;

         (h) supervise the operations of the Treasury Series' transfer and dividend disbursing agent;

         (i) provide the Treasury Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Treasury Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Treasury Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Treasury Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Treasury Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Treasury Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Treasury Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Treasury Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Treasury Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Treasury Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Treasury Series, including, without limitation, the Treasury Series' allocable portion of the following expenses: payments to the Fund's distributor under the Treasury Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    7. Delegation of Responsibilities.

         (a) Subject to the approval of the Board of Directors and shareholders of the Treasury Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Treasury Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Treasury Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Treasury Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Treasury Series nor obligate the Advisor to pay or assume any similar Treasury Series' expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Treasury Series (as defined in Section 2(a) (42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Treasury Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.




[SEAL]                                    DEUTSCHE BANC ALEX. BROWN
                                          CASH RESERVE FUND, INC.
Attest:                                   By:
       ---------------------                 ----------------------------------
                                          Name:
                                          Title:




[SEAL]                                    INVESTMENT COMPANY CAPITAL
                                          CORP.
Attest:                                   By:
       ---------------------                 ----------------------------------
                                          Name:
                                          Title:

                                                                      Exhibit C


                     FORM OF INVESTMENT ADVISORY AGREEMENT
               DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
                                TAX-FREE SERIES


     THIS AGREEMENT is made as of the 4th day of June, 1999 by and between DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

     WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolio hereafter added shall be referred to collectively as the "Series"); and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Tax-Free Series (the "Tax-Free Series") on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Tax-Free Series. The Advisor shall manage the affairs of the Tax-Free Series and shall supervise all aspects of the Tax-Free Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Tax-Free Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Tax-Free Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

     2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

         (a) supervise and manage all aspects of the Tax-Free Series' operations;

         (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;

         (c) provide the Tax-Free Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

         (d) provide the Tax-Free Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

         (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series;

         (f) determine which issuers and securities shall be represented in the Tax-Free Series and regularly report thereon to the Fund's Board of Directors;

         (g) take all actions necessary to carry into effect the Fund's purchase and sale programs, with respect to its Tax-Free Series;

         (h) supervise the operations of the Tax-Free Series' transfer and dividend disbursing agent;

         (i) provide the Tax-Free Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

         (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Tax-Free Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Tax-Free Series.

     3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Tax-Free Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Tax-Free Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Tax-Free Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Tax-Free Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Tax-Free Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Tax-Free Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

         (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

         (c) the provisions of the Articles of Incorporation, as amended;

         (d) the provisions of the By-laws of the Fund, as amended; and

         (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Tax-Free Series shall be allocable between the Fund and the Advisor as follows:

         (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more of its officers to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

         (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Tax- Free Series, including, without limitation, the Tax-Free Series' allocable portion of the following expenses: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    7. Delegation of Responsibilities.

         (a) Subject to the approval of the Board of Directors and shareholders of the Tax-Free Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

         (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Tax-Free Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

         (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Tax-Free Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Tax-Free Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Tax-Free Series nor obligate the Advisor to pay or assume any similar expenses on any subsequent occasions.

     8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

     9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

         (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Tax-Free Series (as defined in Section 2(a) (42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Tax-Free Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in Section 2(a)(4) of the 1940 Act.

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                             DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND,
                                   INC.



Attest:                            By
       ---------------------          -----------------------------------------

                                   Name:
                                   Title:



[SEAL]                             INVESTMENT COMPANY CAPITAL CORP.



Attest:                            By
       ---------------------          -----------------------------------------

                                   Name:
                                   Title:

                                                                       014470306
                                                                       014470405
                                                                       014470504
                                                                       014470801
                                                                       014470868
                                                                       014470876
                                                                       014470884
                                                                       014471106
                                                                       014471205

Three Ways To Vote Your Proxy


Proxy Voting Quick & Easy
The enclosed proxy statement provides details on important issues affecting your Fund(s). The Board of your Fund(s) recommends that you vote FOR all proposals.

We are offering three ways to vote: by automated touch-tone phone, the World Wide Web or mail. Voting by telephone or Web may be quicker and more cost effective than the traditional method of mailing back your proxy card; however, that option is still available to you.

                Your proxy vote is important! Please vote today.

How to Vote:

By Automated Touch-Tone Phone*
Using our automated touch-tone phone system, dial the number provided on your proxy card and follow the directions given.


By the Web*
Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.


By Mail
Simply return your executed proxy in the enclosed postage-paid envelope.

*  Do not mail the Proxy Card if voting by Web or telephone.

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

        DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES

Vote on Directors

         1.   To consider and act upon a proposal to elect a Board of Directors.

                     Richard T. Hale                         Richard R. Burt
                     Joseph R. Hardiman                      Louis E. Levy
                     Eugene J. McDonald                      Rebecca W. Rimel
                     Truman T. Semans                        Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below

         ___________________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

                  |_|  For            |_|  Against                 |_|  Abstain

         3. To eliminate the Prime Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For            |_|  Against                 |_|  Abstain

         4. To eliminate the Prime Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For            |_|  Against                 |_|  Abstain

         5. To eliminate the Prime Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For            |_|  Against                |_|  Abstain

         6. To eliminate the Prime Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Prime Series' policy on commodities.

                  |_|  For            |_|  Against                 |_|  Abstain

         7. To eliminate the Prime Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For            |_|  Against                 |_|  Abstain

         8. To modify the Prime Series' fundamental investment policy concerning borrowing.

                  |_|  For            |_|  Against                 |_|  Abstain

         9. To modify the Prime Series' fundamental investment policy concerning loans.

                  |_|  For            |_|  Against                 |_|  Abstain


Please print and sign your name        ----------------------------------    ------------
in the space provided to               Signature [PLEASE SIGN WITHIN BOX]         Date
authorize the voting of your
shares as indicated and return         ----------------------------------    ------------
promptly.  When signing on behalf      Signature (Joint Owners)                   Date
of a corporation, partnership,
estate, trust or in any other
representative capacity, please
sign your name and title. For
joint accounts, each joint owner
must sign.


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES

Vote on Directors

         1.   To consider and act upon a proposal to elect a Board of Directors.

                     Richard T. Hale                         Richard R. Burt
                     Joseph R. Hardiman                      Louis E. Levy
                     Eugene J. McDonald                      Rebecca W. Rimel
                     Truman T. Semans                        Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below

         _____________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series.

                  |_|  For            |_|  Against                 |_|  Abstain

         3. To eliminate the Treasury Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For            |_|  Against                 |_|  Abstain

         4. To eliminate the Treasury Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For            |_|  Against                 |_|  Abstain

         5. To eliminate the Treasury Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For            |_|  Against                 |_|  Abstain

         6. To eliminate the Treasury Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Treasury Series' policy on commodities.

                  |_|  For            |_|  Against                 |_|  Abstain

         7. To eliminate the Treasury Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For            |_|  Against                 |_|  Abstain

         8. To modify the Treasury Series' fundamental investment policy concerning borrowing.

                  |_|  For            |_|  Against                 |_|  Abstain

         9. To modify the Treasury Series' fundamental investment policy concerning loans.

                  |_|  For            |_|  Against                 |_|  Abstain


Please print and sign your          ----------------------------------    --------------
name in the space provided to       Signature [PLEASE SIGN WITHIN BOX]         Date
authorize the voting of your
shares as indicated and return      ----------------------------------    --------------
promptly.  When signing on          Signature (Joint Owners)                   Date
behalf of a corporation,
partnership, estate, trust or
in any other representative
capacity, please sign your
name and title. For joint
accounts, each joint owner
must sign.


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

        DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

To Vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-000-0003
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES

Vote on Directors

         1.   To consider and act upon a proposal to elect a Board of Directors.

                     Richard T. Hale                         Richard R. Burt
                     Joseph R. Hardiman                      Louis E. Levy
                     Eugene J. McDonald                      Rebecca W. Rimel
                     Truman T. Semans                        Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below

         _____________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

                  |_|  For            |_|  Against                 |_|  Abstain

         3. To eliminate the Prime Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For            |_|  Against                 |_|  Abstain

         4. To eliminate the Prime Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For            |_|  Against                 |_|  Abstain

         5. To eliminate the Prime Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For            |_|  Against                 |_|  Abstain

         6. To eliminate the Prime Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Prime Series' policy on commodities.

                  |_|  For            |_|  Against                 |_|  Abstain

         7. To eliminate the Prime Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For            |_|  Against                 |_|  Abstain

         8. To modify the Prime Series' fundamental investment policy concerning borrowing.

                  |_|  For            |_|  Against                 |_|  Abstain

         9. To modify the Prime Series' fundamental investment policy concerning loans.

                  |_|  For            |_|  Against                 |_|  Abstain


Please print and sign your name           ----------------------------------         ------------
in the space provided to authorize        Signature [PLEASE SIGN WITHIN BOX]         Date
the voting of your shares as
indicated and return promptly.            ----------------------------------         ------------
When signing on behalf of a               Signature (Joint Owners)                   Date
corporation, partnership, estate,
trust or in any other representative
capacity, please sign your name
and title. For joint accounts, each
joint owner must sign.


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.